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                            HOME FEDERAL SAVINGS BANK

                            NOTICE OF MODIFICATION TO
                           CHANGE-IN-CONTROL AGREEMENT


         Pursuant to the terms of the Change-in-Control Agreement (Agreement) entered by and between Home Federal Savings Bank (Bank) and Gene F. Uher as of March 3, 1997, this Notice is provided to inform you of a change in the terms of the Agreement.

         Under Section 1 of the Agreement, upon each anniversary of the Agreement date the Agreement shall automatically be extended for one additional year unless notice is provided to the contrary no less than 90 days prior to the annual extension date. Pursuant to this Notice of Modification to the Agreement, the terms of Section 1 of the agreement shall be modified so that the annual extension date of the agreement shall be April 8 instead of March 3, effective as of April 8, 1999. Accordingly, the Agreement will be extended for a term of one month only this upcoming March 3, 1999, (instead of the default 1 year extension), and will be extended again for 1 year pursuant to the otherwise existing terms of Section 1 of the Agreement on April 8, 1999, and on each April 8th thereafter.

         This modification to the Agreement is for the administrative and reporting convenience of the Bank and has been approved by the Board of Directors of the Bank through the action of its Personnel, Compensation & Benefits Committee. Please keep a copy of this Notice of Modification with your copy of the Agreement. If you have any questions, please contact Curtis L. Hage or Mary F. Hitzemann.


                                                 HOME FEDERAL SAVINGS BANK


                                                 /s/ Curtis L. Hage
                                                 ------------------------------
                                                 Curtis L. Hage

                                                 Date:  December 2, 1998
                                                      -------------------------

I have received this Notice of Modification to the Change-in-Control Agreement and consent to it.

                                                 EMPLOYEE


                                                 /s/ Gene F. Uher
                                                 ------------------------------
                                                 Gene F. Uher

                                                 Date:  December 2, 1998
                                                      -------------------------

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